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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2000


                       TRANSACT TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in its charter)

          Delaware                                  0-21121                        06-1456680
(State or other jurisdiction                (Commission file number)              (I.R.S. employer
      of incorporation)                                                         identification no.)

      7 Laser Lane, Wallingford, CT                                                    06492
(Address of principal executive offices)                                             (Zip Code)

Registrant's telephone number, including area code:               (203) 269-1198
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Item 5.  Other Events

         On September 21, 2000, TransAct Technologies Incorporated (the
"Company") entered into a new two-year Revolving Credit Agreement with Webster
Bank (the "Credit Agreement") expiring September 21, 2002. The Credit Agreement replaced the Company's credit facility with Fleet Bank. Under the Credit
Agreement, the Company may borrow up to $12 million, based on certain financial criteria of the Company at the time of any borrowing, for the purpose of repaying borrowings under the credit facility with Fleet Bank and funding working capital. Borrowings under the Credit Agreement bear a floating interest at the higher of the "Prime Rate" as published in The Wall Street Journal or one-half of one percent (1/2%) over the federal funds rate (as defined in the Credit Agreement). Under certain circumstances, the Company may select a fixed interest rate for a specified period of up to 90 days on borrowings based on the current LIBOR rate (as adjusted as specified in the Credit Agreement) plus 2.5%, which may be reduced to 2.25% on July 1, 2001 if there is no Event of Default
(as defined in the Credit Agreement). The Company will also pay a fee of three-eighths of one percent (3/8%) on unused borrowing capacity under the Credit Agreement. Borrowings under the Credit Agreement are secured by a lien on all of the personal property assets of the Company. The Credit Agreement imposes certain financial covenants on the Company and restricts the payment of dividends on its common stock and the creation of other liens.

         This summary of the Credit Agreement is qualified in its entirely by reference to the text of the Credit Agreement filed as Exhibit 10.27 hereto.

Item 7.  Financial Statements and Exhibits

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
Exhibit                    Description
-------                    -----------
10.27                      Revolving Credit Agreement dated as of September 21,
                           2000 by and between TransAct Technologies
                           Incorporated and Webster Bank.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSACT TECHNOLOGIES INCORPORATED



                                             By /s/ Richard L. Cote
                                                -------------------------------
                                                    Richard L. Cote
                                                    Executive Vice President,
                                                    Chief Financial
                                                    Officer and Secretary

Date: October 11, 2000

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                                  EXHIBIT LIST

The following exhibits are filed herewith.

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
Exhibit                    Description
-------                    -----------
10.27                      Revolving Credit Agreement dated as of September 21,
                           2000 by and between TransAct Technologies
                           Incorporated and Webster Bank.

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